SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):
May 7, 2008 (May 1, 2008)
TRI-ISTHMUS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
9663 Santa Monica Blvd., #959
Beverly Hills, California 90210
(Address of Principal Executive Offices) (Zip Code)
(310) 860-2501
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02:	Unregistered Sales of Equity Securities
     On April 29, 2008, Tri-Isthmus Group, Inc., a Delaware company (the “Registrant”) reached agreement with SMP Investments I, LLC (“SMP”), Waveland Associates, LLC (“Waveland”), Steven M. Spector (“Spector”), and the Ciabattoni Living Trust dated August 17, 2000 (“Ciabattoni” and collectively with SMP, Waveland and Spector, the “Holders”) to repay, in their entirety, loans totaling $1,650,000, which were made to the Registrant by the Holders pursuant to promissory notes dated October 29, 2007.
     On April 29, 2008, Registrant repaid $1,000,000 to SMP and $500,000 to Ciabattoni in complete satisfaction of the loans by SMP and Ciabattoni to Registrant. On May 1, 2008, pursuant to a Series 5-A Preferred Stock and Warrant Purchase Agreement in substantially the form attached hereto as Exhibit 10.1, SMP and Ciabattoni used the repaid amounts to purchase units, with each unit consisting of one share (1) share of Registrant’s Series 5-A Convertible Preferred Stock, par value $0.01 per share (the “Series 5-A Preferred Stock”), and warrants to purchase six hundred (600) shares of its common stock, par value $0.01 per share (the “Common Stock”), at an exercise price of $0.50 per share, exercisable for a period of two years from the date of issuance, in substantially the form attached hereto as Exhibit 10.2 (the “Warrants”). The purchase price for the Series 5-A Preferred Stock and the Warrants was $1,000.00 per unit.
     On May 5, 2008, Registrant issued and sold 100 shares of its Series 6-A Convertible Preferred Stock, par value $0.01 per share (the “Series 6-A Preferred Stock”) to Waveland and 50 shares of its Series 6-A Preferred Stock to Spector in complete satisfaction of the loans by Waveland and Spector to Registrant, pursuant to letter agreements between Registrant and Waveland and Spector in substantially the form attached hereto as Exhibit 10.3.
     The issuances and sales of the shares of the Series 5-A Preferred Stock, the Series 6-A Preferred Stock and the Warrants were exempt from the registration and prospectus delivery requirements of the Securities Act, by virtue of Section 4(2) and Regulation D promulgated under the Securities Act. Each of the Holders represented to the Registrant in writing that he or it is an “Accredited Investor,” as that term is defined in Rule 501(a) of Regulation D, promulgated under the Securities Act of 1933, as amended.

Item 9.01.	Financial Statements and Exhibits.
     (a) Not applicable.
     (b) Not applicable.
     (c) Not applicable.
     (d) Exhibits.

Exhibit No.	Description

10.1	Form of Series 5-A Preferred Stock and Warrant Purchase Agreement

10.2	Form of Warrant

10.3	Form of Letter Agreement

EXHIBITS

Exhibit
Number	Description

10.1	Form of Series 5-A Preferred Stock and Warrant Purchase Agreement

10.2	Form of Warrant

10.3	Form of Letter Agreement
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TRI-ISTHMUS GROUP, INC.
Date: May 7, 2008	By:	/s/ Dennis Smith
Dennis Smith
Chief Financial Officer